QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 2015, in the Registration Statement (Form S-1) and related Prospectus of PGA Holdings, Inc. dated April 6, 2015.

/s/ Ernst & Young LLP
Chicago, Illinois April 6, 2015

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm